The security represented by this instrument was originally issued on December 23, 1996, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the Note and Warrant Purchase Agreement, dated as of December 23, 1996, as amended and modified from time to time, between the issuer (the "Company") and BMO Nesbitt Burns Capital (U.S.), Inc., and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

     This instrument is subject to the terms of a Subordination and Intercreditor Agreement dated as of December 23, 1996, in favor of Harris Trust and Savings Bank, as agent, which agreement (as amended in accordance with its terms) is incorporated herein by reference. Notwithstanding any statement to the contrary contained in this instrument, no payment on account of the obligations hereunder, whether of principal, interest or otherwise, shall be made, paid, received or accepted except in accordance with the express terms of the Subordination and Intercreditor Agreement.

                                ZYTEC CORPORATION

                            CONVERTIBLE SUBORDINATED
                                 PROMISSORY NOTE
                              -------------------


December 23, 1996                                                    $12,000,000


          Zytec Corporation, a Minnesota corporation (the "Company"), hereby promises to pay to the order of BMO Nesbitt Burns Capital (U.S.), Inc., a Delaware corporation (the "Purchaser") the principal amount of $12,000,000 together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

          This Note was issued pursuant to a Note and Warrant Purchase Agreement, dated as of December 23, 1996 (as amended and modified from time to time, the "Purchase Agreement"), between the Company and the Purchaser, and this
Note is the "Note" referred to in the Purchase Agreement. The Purchase Agreement contains terms governing the rights of the holder of this Note, and all provisions of the Purchase Agreement are hereby incorporated herein in full by reference. Except as defined in paragraph 8 hereof or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

          1.   Payment of Interest.  Except as otherwise expressly provided in
               -------------------
paragraph 3(b) hereof, interest shall accrue at the rate of seven and one-half percent (7 1/2%) per annum (computed on the basis of a 360-day year and the actual number of days elapsed in any year) on the unpaid principal amount of this Note outstanding from time to time, or (if less) at the highest rate then permitted under applicable law. The Company shall pay to the holder of this Note all accrued interest on the last day of each December, March, June and September, beginning March 31, 1997. Unless prohibited under applicable law, any accrued interest which is not paid on the date on which it is due and payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note until such interest is paid. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is due and payable until such time as payment therefor is actually delivered to the holder of this Note.

          2.   Payment of Principal.
               --------------------

          (a)  Scheduled Repayment.  The Company shall repay the principal
               -------------------
amount of $12,000,000 (or such lesser principal amount then outstanding) to the holder of this Note on December 23, 2001 (the "Scheduled Repayment Date"), together with all accrued and unpaid interest on the Note.

          (b)  Optional Repayments.
               -------------------

          (i) Subject to subparagraphs (b)(ii) and (iii) below, the Company may, at any time and from time to time repay all or any portion (in whole number multiples of $1,000,000 only) of the outstanding principal amount of the Note; provided that (A) such repayment is not prohibited by the provisions of the Subordination Agreement and (B) the Company has paid all interest on the Note accrued through the immediately preceding scheduled interest payment date. In connection with each repayment of principal hereunder, the Company shall also pay all accrued and unpaid interest on the principal amount of the Notes being repaid.

          (ii) The Company shall send written notice of its election to make a repayment on the Note to the holder of the Note by registered or certified mail, return receipt requested, at least 30 days prior to the date of repayment. At least ten days prior to the date of repayment, the Company shall deliver to the holder of the Note in person or by registered or certified mail, return receipt requested, a cashier's or certified check for the full amount which the Company intends to repay on the Note plus interest accrued on the outstanding principal amount of the Note through the date of repayment specified in the Company's notice. Any repayment of the Note shall not be deemed to have been effected until ten days after the holder of the Note has received a check from the Company in the amount of such repayment. If the holder of the Note elects to convert all or a portion of the principal amount of the Note rather than receive such repayment, the holder shall deliver to the Company in person or by registered or certified mail, return receipt requested, the Note on or prior to the date of repayment together with the check received from the Company, if any, and such conversion shall be effected in accordance with the terms of paragraph 4 hereof.

          (iii) In the event the Company exercises its right to repay any portion of this Note in accordance with subparagraph (b)(i) above prior to the consummation of a Qualified Offering, the Company shall be obligated to pay the holder of the Note a prepayment premium of 2% per annum of the principal amount being repaid by the Company from the date of repayment through the Scheduled Repayment Date.

          (c)    Mandatory Repayment.
                 -------------------

          (i) If a Change in Ownership has occurred or the Company obtains knowledge that a Change in Ownership is to occur, the Company shall give prompt written notice of such Change in Ownership describing in reasonable detail the definitive terms and date of consummation thereof to the holder of this Note, but in any event such notice shall not be given later than five days after the occurrence of such Change in Ownership. The holder of this Note may require the Company to repay all or any portion of the outstanding principal amount of this Note, together with (i) all accrued and unpaid interest on the Note and (ii) the Conversion Fair Value thereof by giving written notice to the Company of such election prior to the later of (a) 21 days after receipt of the Company's notice and (b) five days prior to the consummation of the Change in Ownership (the "Expiration Date"). Upon receipt of such election, the Company shall be obligated to repay the portion of the Note specified therein on the later of (a) the occurrence of the Change in Ownership or (b) five days after the Company's receipt of such election(s). If in any case a proposed Change in Ownership does not occur or if the holder of this Note elects to rescind a request for repayment within five days after receipt of notice of the Conversion Fair Value, all requests for repayment in connection therewith shall be automatically rescinded. The term "Change in Ownership" means any sale or issuance or series
                      -------------------
of sales and/or issuances of Common Stock by the Corporation or any holders thereof which results in any Person or group of affiliated Persons (other than Ronald D. Schmidt, Lawrence J. Matthews and John M. Steel) owning more than 50% of the Common Stock outstanding at the time of such sale or issuance or series of sales and/or issuances.

          (ii) If a Fundamental Change is proposed to occur, the Company shall give written notice of such Fundamental Change describing in reasonable detail the definitive terms and date of consummation thereof to the not more than 45 days nor less than 20 days prior to the consummation thereof. The holder of this Note may require the Company to repay all or any portion of this Note, together with (i) all accrued and unpaid interest on the Note and (ii) the Conversion Fair Value thereof by giving written notice to the Corporation of such election prior to the later of (a) ten days prior to the consummation of the Fundamental Change or (b) ten days after receipt of notice from the Company. Upon receipt of such election, the Company shall be obligated to repay the principal amount of the Note specified therein upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur or if the holder of this Note elects to rescind the request for repayment within five days after receipt of notice of the Conversion Fair Value, all requests for repayment in connection therewith shall be automatically rescinded. The term "Fundamental Change"
                                                      ----------- ------
means (a) a sale or transfer of more than 30% of the assets of the Company and its Subsidiaries on a consolidated basis (measured by either book value in accordance with generally accepted accounting principles consistently applied or fair market value determined in the reasonable good faith judgment of the Company's board of directors) in any transaction or series of transactions (other than sales in the ordinary course of business), (b) any merger or consolidation to which the Company is a party, except for a merger in which the Company is the surviving corporation and, after giving effect to such merger, no Person or group of affiliated Persons (other than Ronald D. Schmidt, Lawrence J. Matthews and John M. Steel) shall own more than 50% of the Common Stock outstanding at the time of such merger and (c) any transaction or occurrence a result of which the Common Stock is no longer (A) registered pursuant to the Securities Act of 1934 or (B) quoted in the NASDAQ System.

          (iii) Repayments made pursuant to this subparagraph (c) shall not relieve the Company of its obligation to repay any remaining outstanding principal amount on the Scheduled Repayment Date.

          (iv)   For purposes of this subparagraph (c), "Conversion Fair Value"
                                                         ---------------------
means the fair value of the conversion rights under this Note (or a portion thereof) determined jointly by the Company and the holder of this Note. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the holder of this Note. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

          (d)  Offset.  Prior to any prepayment on this Note, the holder of this
               ------

Note shall have the right (exercisable by notifying the Company at least five days prior to the payment date) to reduce the principal amount to be paid by the Company at such time by an amount not exceeding the principal amount of this Note which has previously been converted by such holder into shares of Conversion Stock and which has not previously been applied to any such reduction, except that this right may not be exercised by such holder in connection with a prepayment by the Company of all the principal amount of this Note.

          (e)  Conversion.  Notwithstanding any provision contained in this
               ----------
paragraph 2, the holder of this Note may convert all or any portion of the outstanding principal amount of this Note until such time as such amount has been deemed to have been paid.

          3.   Events of Default.
               -----------------

          (a)  Definition.  For purposes of this Note, an Event of Default shall
               ----------
be deemed to have occurred if

               (i) the Company fails to pay when due and payable (whether at maturity or otherwise) the full amount of interest then accrued on this Note or the full amount of the scheduled principal payment on this Note, and in the event of unpaid interest such failure to pay is not cured within five days after the occurrence thereof;

               (ii) the Company fails to perform or observe any other provision contained in this Note or in the Purchase Agreement, and such failure is not cured within 15 days after written notice from the Purchaser to the Company of the occurrence thereof;

               (iii) any representation, warranty or information contained in the Purchase Agreement or required to be furnished to the holder of this Note pursuant to the Purchase Agreement, or any writing required to be furnished by the Company to the holder of this Note, is false or misleading in any material respect on the date made or furnished;

               (iv) the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Company or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (A) the Company or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

               (v) a judgment in excess of $2,000,000 is rendered against the Company or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged in full; or

               (vi) the Company or any Subsidiary defaults in the performance of any obligation if the effect of such default is to cause an amount exceeding $2,000,000 to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $2,000,000 to become due prior to its stated maturity.

          The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          (b)  Consequences of Events of Default.
               ---------------------------------

               (i) If any Event of Default has occurred and is continuing, the interest rate on the Note shall increase immediately by an increment of one percentage point to the extent permitted by law. Thereafter, until such time as no Events of Default exist, the interest rate shall increase automatically at the end of each succeeding 60-day period by an additional increment of one percentage point to the extent permitted by law (but in no event shall the interest rate exceed 11 1/2%). Any increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this subparagraph).

               (ii) If an Event of Default of the type described in subparagraph 3(a)(iv) has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the holder of this Note, and the Company shall immediately pay to the holder of this Note all amounts due and payable with respect to this Note.

               (iii) If any Event of Default (other than under subparagraph 3(a)(iv)) has occurred and is continuing, the holder of this Note may declare all or any portion of the outstanding principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable. If any holder of this Note demands immediate payment of all or any portion of this Note, the Company shall immediately pay to such holder all amounts due and payable with respect to this Note.

               (iv) The holder of this Note shall also have any other rights which such holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

               (v) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

          4.   Conversion.
               ----------

          (a)  Conversion Procedure.
               --------------------

               (i) Upon the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event, the holder of this Note shall be entitled to convert all or any portion of the outstanding principal amount of this Note into a number of shares of Conversion Stock computed by dividing the principal amount designated by such holder to be converted by the Conversion Price then in effect; provided that all of such shares of Conversion Stock are (or are expected to be) distributed, disposed of, sold or canceled in connection with such Conversion Event.

               (ii) For purposes of this paragraph 4A, a "Conversion Event" shall mean (a) any public offering or public sale of securities of the Company (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale or transfer of securities of the Company to a Person or group of Persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale or transfer, such Person or group of Persons in the aggregate would own or control securities of the Company which possess in the aggregate the ordinary voting power to elect a majority of the Company's directors (provided that such sale has been approved by the Company's Board of Directors or a committee thereof),
(c) any sale or transfer of securities of the Company to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale or transfer, such Person or group of Persons in the aggregate would own or control securities of the Company (excluding any Conversion Stock being disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Company's directors, (d) any sale or transfer of securities of the Company to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale or transfer, such Person or group of Persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Company, (e) a merger, consolidation or similar transaction involving the Company if, after such transaction, a Person or group of Persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Company's Board of Directors or a committee thereof) and (f) any liquidation, dissolution or winding up of the Company.

               (iii) The holder of this Note shall be entitled to convert all or any portion of the outstanding principal amount of this Note in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from the holder of this Note to the Company stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall require the Company to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. If any portion of the outstanding principal amount of this Note is converted into shares of Conversion Stock in connection with a Conversion Event and such shares of Conversion Stock are not actually distributed, disposed of, sold or canceled pursuant to such Conversion Event, such shares of Conversion Stock shall be promptly converted back into the principal amount of this Note so converted.

               (iv) Except as otherwise expressly provided herein, each conversion of this Note shall be deemed to have been effected as of the close of business on the date on which this Note has been surrendered for conversion at the principal office of the Company. At such time as such conversion has been effected, the rights of the holder of this Note as such holder to the extent of the conversion shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

               (v) As soon as possible after a conversion has been effected (but in any event within five business days in the case of clause (A) below), the Company shall deliver to the converting holder:

               (A) a certificate or certificates representing the number of shares of Conversion Stock (excluding any fractional share) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

               (B) payment in an amount equal to the sum of all accrued interest with respect to the principal amount converted, which has not been paid prior thereto, plus the amount payable under subparagraph (vi) below; and

               (C) a new Note representing any portion of the principal amount which was represented by the Note surrendered to the Company in connection with such conversion but which was not converted; provided that, if the shares of Conversion Stock so issued are converted back into principal of this Note pursuant to (iii) above, the converting holder shall return all certificates, payments and Notes delivered pursuant to (A), (B) and (C) above to the Company, and the Company shall promptly deliver to the converting holder the Note surrendered for conversion.

               (vi) If any fractional share of Conversion Stock would, except for the provisions hereof, be deliverable upon conversion of this Note, the Company, in lieu of delivering such fractional share, shall pay an amount equal to the Market Price of such fractional share as of the date of such conversion.

               (vii) The issuance of certificates for shares of Conversion Stock upon conversion of this Note shall be made without charge to the holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

               (viii) The Company shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

               (ix) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Note, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Notes. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

          (b)  Conversion Price.
               ----------------

               (i) The initial Conversion Price shall be $13.68. In order to prevent dilution of the conversion rights granted under the Notes, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 4(b).

               (ii) If and whenever on or after the original date of issuance of this Note the Company issues or sells, or in accordance with paragraph 4(c) is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, then immediately upon such issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (A) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue on sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

          (c)  Effect on Conversion Price of Certain Events.  For purposes of
               --------------------------------------------
determining the adjusted Conversion Price under paragraph 4(b), the following shall be applicable:

               (i)    Issuance of Rights or Options.  If the Company in any
                      -----------------------------
manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made pursuant to paragraph 4(b) as a result of (w) the granting of stock options under qualified stock options plans approved by the Board of Directors of the Company, at exercise prices not less than the fair market value of the Common Stock at the date of grant, (x) the actual issuance of Common Stock upon the exercise of such stock options, (y) the issuance of Common Stock pursuant to the Company's Employee Stock Purchase Plan or (z) the issuance of Common Stock to non-employee directors pursuant to the Company's director stock grant program.

               (ii)   Issuance of Convertible Securities.  If the Company in any
                      ----------------------------------

manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon conversion or exchange thereof" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 4(c), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               (iii)  Change in Option Price or Conversion Rate.  If the
                      -----------------------------------------
purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted immediately to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this paragraph 4(c), if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Note are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Conversion Price hereunder to be increased.

               (iv)   Treatment of Expired Options and Unexercised Convertible
                      --------------------------------------------------------
Securities. Upon the expiration of any Option or the termination of any right to
----------
convert or exchange any Convertible Securities without the exercise of such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 4(c), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Note shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Note.

               (v)    Calculation of Consideration Received.  If any Common
                      -------------------------------------
Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Company and the holders of a majority of the outstanding principal amount of the Notes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the holders of a majority of the outstanding principal amount of the Notes. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

               (vi)   Integrated Transactions.  In case any Option is issued in
                      -----------------------
connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

               (vii)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (viii) Record Date.  If the Company takes a record of the holders
                      -----------

of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (d)  Subdivision or Combination of Common Stock.  If the Company at
               ------------------------------------------
any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (e)  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make lawful and adequate provision (in form and substance satisfactory to the holder of this Note) to insure that the holder of this Note shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Conversion Stock immediately theretofore acquirable and receivable upon conversion of such holder's Note had such Organic Change not taken place. In any such case, appropriate provision (in form and substance satisfactory to the holders of a majority of the outstanding principal amount of this Note) shall be made with respect to such holder's rights and interests to insure that the provisions of this paragraph 4 and paragraphs 5 and 6 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of this Note. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the outstanding principal amount of this Note), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          (f)  Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this paragraph 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holder of this Note; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this paragraph 4 or decrease the number of shares of Conversion Stock issuable upon conversion of the Note.

          (g)  Notices.
               -------

               (i) Immediately upon any adjustment of the Conversion Price, the Company shall send written notice thereof to the holder of this Note, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall send written notice to the holder of this Note at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (iii) The Company shall also give at least 20 days prior written notice of the date on which any Organic Change, dissolution or liquidation shall take place.

          5.   Liquidating Dividends.  If the Company declares a dividend upon
               ---------------------
the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the holder of this Note at the time of payment thereof the Liquidating Dividend which would have been paid to the holder of this Note on the Conversion Stock had this Note been fully converted immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined; provided that if the Liquidating Dividends consist of voting securities, the Company shall make available to the holder of this Note, at such holder's request, Liquidating Dividends consisting of non-voting securities which are otherwise identical to the Liquidating Dividends consisting of voting securities and which non-voting securities are convertible into such voting securities on a share-for-share basis.

          6.   Purchase Rights.  If at any time the Company grants, issues or
               ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Note shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Note immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that if the Purchase Rights involve voting securities, the Company shall make available to the holder of this Note, at such holder's request, Purchase Rights involving non-voting securities which are otherwise identical to the Purchase Rights involving voting securities and which non-voting securities are convertible into such voting securities on a share-for-share basis.

          7.   Amendment and Waiver.  Except as otherwise expressly provided
               --------------------
herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the outstanding principal amount of this Note.

          8.   Definitions.  For purposes of this Note, the following
               -----------
capitalized terms have the following meaning.

          "Common Stock" means any class of the Company's Common Stock and any
           ------------
capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------

of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 4(c)(i) and 4(c)(ii) hereof, regardless of whether or not the Options and Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Notes.

          "Convertible Securities" means any stock or securities (directly or
           ----------------------
indirectly) convertible into or exchangeable for Common Stock.

          "Conversion Stock" means shares of the Company's authorized but
           ----------------
unissued Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Note are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of this Note if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Market Price" of any security means the average of the closing prices
           ------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the holder of this Note. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the holder of this Note. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

          "Options" means any rights or options to subscribe for or purchase
           -------
Common Stock or Convertible Securities.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Subordination Agreement" means the Subordination and Intercreditor
           -----------------------
Agreement dated as of the date hereof, between the Company, Harris Trust and Savings Bank and the Purchaser.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          9.   Cancellation.  After all principal and accrued interest at any
               ------------
time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

          10.  Payments.  All payments to be made to the holder of this Note
               --------
shall be made in the lawful money of the United States of America in immediately available funds.

          11.  Place of Payment.  Payments of principal and interest shall be
               ----------------
delivered to BMO Nesbitt Capital (U.S.), Inc. at the following address:

                    BMO Nesbitt Burns Equity Partners, Inc.
                    111 West Monroe
                    20th Floor East
                    Chicago, Illinois 60603
                    Attention: Managing Director

or to such other address or to the attention of such other person as specified by prior written notice to the Company.

          12.  Business Days.  If any payment is due, or any time period for
               -------------
giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of Minnesota or the State of Illinois, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

          13.  Usury Laws.  It is the intention of the Company and the holder of
               ----------
this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

          14.  Governing Law.  All questions concerning the construction,
               -------------
validity, enforcement and interpretation of this Note shall be governed by the internal law of the State of Minnesota without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

          IN WITNESS WHEREOF, the Company has executed and delivered this Note on December __, 1996.


                                        ZYTEC CORPORATION


Attest                                  By ________________________________

_________________________               Its _______________________________